EXHIBIT 1









                     Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration

Statement on Form S-8 (No. 33-28037) of the National Fuel Gas Company

Tax-Deferred Savings Plan of our report dated June 27, 1994 appearing on page

4 of this Form 11-K.








PRICE WATERHOUSE

Buffalo, New York
June 27, 1994